[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Exhibit 10.1

CONSENT AND SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND
EIGHTH AMENDMENT TO AMENDED AND RESTATED
CASH DIVERSION AND COMMITMENT FEE GUARANTY
This CONSENT AND SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND EIGHTH AMENDMENT TO AMENDED AND RESTATED CASH DIVERSION AND COMMITMENT FEE GUARANTY, dated as of September 27, 2019 (this “Amendment”), is entered into among the undersigned in connection with (a) that certain Second Amended and Restated Credit Agreement, dated as of March 27, 2018, among Sunrun Hera Portfolio 2015-A, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), the financial institutions as Lenders from time to time party thereto (the “Lenders”), and Investec Bank PLC, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Bank (in such capacity, the “Issuing Bank”) (the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”) and (b) the Cash Diversion and Commitment Fee Guaranty (as in effect prior to the date hereof, the “Guaranty” and as amended by this Amendment, the “Amended Guaranty”). Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement and the rules of construction set forth in Section 1.02 of the Credit Agreement apply to this Amendment.
W I T N E S S E T H
WHEREAS, the Borrower wishes to obtain, and the Administrative Agent and the Required Lenders wish to provide, consent to the acquisition by the Borrower of Sunrun Juno Manager 2019, LLC, a Delaware limited liability company and a Tax Equity Holdco (such acquisition, the “Tax Equity Holdco Acquisition”); and
WHEREAS, the Borrower and the Sponsor also wish to make, and the undersigned also wish to agree to make, certain additional amendments to the Credit Agreement and the Guaranty as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Article IV below, the following amendments to the Credit Agreement are hereby accepted and agreed by the parties hereto:
1.    Amendment to Section 1.01. The following are hereby added as new defined terms to Section 1.01 of the Credit Agreement in the appropriate alphabetical order
““Juno 2019 LLCA” shall mean that certain Amended and Restated Limited Liability Company Agreement of Sunrun Juno Owner 2019,

LLC, dated as of July 31, 2019, entered into by and between Sunrun Juno Manager 2019, LLC and [***].”
““Juno 2019 Purchase Agreement” shall mean that certain Master Purchase Agreement, dated as of July 31, 2019, entered into between Sponsor and Sunrun Juno Owner 2019, LLC.”
2.    New Section 7.27. Article VII of the Credit Agreement is hereby amended by inserting the following as a new Section 7.27:
“The Borrower shall not cause or otherwise permit any [***] Project (as defined in the Juno 2019 Purchase Agreement) or New Home Project (as defined in the Juno 2019 Purchase Agreement) to be treated as an Eligible Project.”
3.    New Section 7.28. Article VII of the Credit Agreement is hereby amended by inserting the following as a new Section 7.28:
“The Borrower shall not elect to adjust the cash distribution sharing ratios pursuant to Section 4.01(e)(iii) of the Juno 2019 LLCA to the extent such adjustment would reduce the cash distributed to the Class B Member (as defined in the Juno 2019 LLCA) without the prior written consent of the Required Lenders.”
II.    Amendment to the Cash Diversion and Commitment Fee Guaranty. Subject to the satisfaction of the conditions set forth in Article IV below, the definition of “Cash Diversion” in Section 1.01 of the Guaranty is hereby amended by (i) replacing the period at the end of clause (gg) with the text“; and” and (ii) inserting the following as a new clause (hh):
“(hh)    if, for any quarterly period preceding a Calculation Date, expenses, including, without limitation, operations and maintenance expenses and payments under any production guarantee, incurred in connection with any and all [***] Projects (as defined in the Juno 2019 Purchase Agreement) exceed aggregate revenues from such [***] Projects, in the amount of such excess.”
III.    Limited Consent. At the request of the Borrower and subject to the satisfaction of the conditions set forth in Article IV below, the Administrative Agent and each of the undersigned Lenders hereby consents and agrees to the Tax Equity Holdco Acquisition, for which consent of the Administrative Agent and the Required Lenders is required pursuant to Section 2.05(b)(iii) of the Amended Credit Agreement (the “Consent”). The Consent granted pursuant to this Article III is limited precisely as written and shall not extend to any other provision of the Credit Agreement or the Amended Credit Agreement.

IV.    Conditions Precedent to Effectiveness. The amendments contained in Articles I and II and the Consent contained in Article III shall not be effective until the date (such date, the “Amendment Effective Date”) that:
1.    the Administrative Agent shall have received copies of this Amendment executed by the Borrower, the Sponsor and the Required Lenders, and acknowledged by the Administrative Agent; and
2.    the Borrower shall have paid all fees, costs and expenses of the Administrative Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and other advisors or consultants retained by the Administrative Agent).
V.    Representations and Warranties. Each of the Borrower and, as applicable, the Sponsor represents and warrants to each Agent and each Lender Party that the following statements are true, correct and complete in all respects as of the Amendment Effective Date:
1.    Power and Authority; Authorization. Each of the Borrower and the Sponsor has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Amended Credit Agreement and the Sponsor has all requisite power and authority to perform its obligations under the Amended Guaranty. Each of the Borrower and the Sponsor has duly authorized, executed and delivered this Amendment.
2.    Enforceability. Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing. Each of this Amendment and the Amended Guaranty is a legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing
3.    Credit Agreement and Guaranty Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement (with respect to the Borrower) and the Guaranty (with respect to the Sponsor) is true and correct in all respects both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.

4.    Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby as of the date hereof, that would constitute an Event of Default or a Default.
5.    Juno 2019 [***]. (a) each of the conditions set forth in Section 4.07(w) of the Juno 2019 LLCA have been satisfied, (b) all PV Systems (as defined in the Juno 2019 LLCA) that are (or will be) owned, by Sunrun Juno Owner 2019, LLC are (or will be) insured under the [***] (as defined in the Juno 2019 LLCA), (c) all premiums required to be paid under the [***] with respect to the PV Systems that are owned by Sunrun Juno Owner 2019, LLC have been paid by Sponsor and (d) no further payments under the [***] will be required to continue the effectiveness of the [***] for any currently existing or any future PV Systems of Sunrun Juno Owner 2019, LLC.
VI.    Limited Amendment. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, and each of the Borrower and the Sponsor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. From and after the Amendment Effective Date, all references to (i) the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Credit Agreement and (ii) the Guaranty in any Loan Document shall, unless expressly provided otherwise, refer to the Amended Guaranty.
VII.    Miscellaneous.
1.    Counterparts. This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.
2.    Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
3.    Governing Law, etc.. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. The provisions in Sections 12.08(b) through (d) and Section 12.09 of the Amended Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.

4.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes of the Amended Credit Agreement and each other Loan Document.
5.    Headings. Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.
6.    Execution of Documents. The undersigned Lenders hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.
SUNRUN HERA PORTFOLIO 2015-A, LLC,

as Borrower
By: Sunrun Hera Portfolio 2015-B, LLC
Its: Sole Member
By: Sunrun Hera Holdco 2015, LLC
Its: Sole Member
By: Sunrun Inc.
Its: Sole Member

By: /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

SUNRUN INC.,
as Guarantor

By: /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to Consent and Seventh Amendment (2nd A&R AF Credit Agreement)]

INVESTEC BANK PLC,
as Administrative Agent

By:     /s/ Andrew Neil
Name: Andrew Neil
Title: Authorised Signatory

By:     /s/Alan Macdonald
Name: Alan Macdonald
Title: Authorised Signatory

[Signature Page to Consent and Seventh Amendment (2nd A&R AF Credit Agreement)]

INVESTEC BANK PLC,
as Issuing Bank

By:     /s/ Andrew Neil
Name: Andrew Neil
Title: Authorised Signatory

By:     /s/ Alan Macdonald
Name: Alan Macdonald
Title: Authorised Signatory

[Signature Page to Consent and Seventh Amendment (2nd A&R AF Credit Agreement)]

INVESTEC BANK PLC,
as Lender

By:     /s/ Andrew Neil
Name: Andrew Neil
Title: Authorised Signatory

By:     /s/ Alan Macdonald
Name: Alan Macdonald
Title: Authorised Signatory

[Signature Page to Consent and Seventh Amendment (2nd A&R AF Credit Agreement)]

KEYBANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Lisa A. Ryder
Name: Lisa A. Ryder
Title: Senior Vice President

[Signature Page to Consent and Seventh Amendment (2nd A&R AF Credit Agreement)]

SUNTRUST BANK,
as Lender

By: /s/ Brian Guffin
Name: Brian Guffin
Title: Managing Director

[Signature Page to Consent and Seventh Amendment (2nd A&R AF Credit Agreement)]

ING CAPITAL LLC,
as Lender

By:     /s/ Thomas Cantello
Name: Thomas Cantello
Title: Managing Director

By:     /s/ Scott Hancock
Name: Scott Hancock
Title: Director

[Signature Page to Consent and Seventh Amendment (2nd A&R AF Credit Agreement)]

SUNRUN GAIA PORTFOLIO 2016-A, LLC,

as Lender
By: Sunrun Gaia Holdco 2016, LLC
Its: Sole Member
By: Sunrun Inc.
Its: Sole Member

By: /s/ Robert Komin, Jr.
Name: Robert Komin, Jr.
Title: Chief Financial Officer

[Signature Page to Consent and Seventh Amendment (2nd A&R AF Credit Agreement)]

ABN AMRO CAPITAL USA LLC,
as Lender

By:     /s/ Jamie Matos
Name: Jamie Matos
Title: Director

By:     /s/ Amit Wynalda
Name: Amit Wynalda
Title: Executive Director

[Signature Page to Consent and Seventh Amendment (2nd A&R AF Credit Agreement)]

EAST WEST BANK,
as Lender

By:     Christopher Simeone
Name: Christopher Simeone
Title: First Vice President

[Signature Page to Consent and Seventh Amendment (2nd A&R AF Credit Agreement)]